UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2021 (February 1, 2021)
OBLONG, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization)	001-35376 (Commission File Number)	77-0312442 (IRS Employer Identification No.)

25587 Conifer Road, Suite 105-231 Conifer, Colorado 80433 (Address of principal executive offices, zip code)

(303) 640-3838 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OBLG	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
(d)
On February 1, 2021, Oblong, Inc., a Delaware corporation (the “Company”), acting pursuant to authorization from its Board of Directors, determined to voluntarily withdraw the listing of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), from the NYSE American Stock Exchange (the “NYSE American”) and transfer such listing to The Nasdaq Capital Market (“Nasdaq”). The Company informed the NYSE American on February 1, 2021 of its intent to transfer the listing of its Common Stock to Nasdaq. The Company expects that listing and trading of its Common Stock on the NYSE American will end at market close on February 11, 2021, and that trading will begin on Nasdaq at market open on February 12, 2021.
The Common Stock has been approved for listing on Nasdaq, where it will continue to trade under the ticker symbol “OBLG”.
Item 7.01. Regulation FD Disclosure.
On February 1, 2021, the Company issued a press release announcing the transfer of the listing of its Common Stock to Nasdaq. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 8.01. Other Events.
    As previously disclosed, the terms of the Company’s Series D and Series E Preferred Stock, par value $0.0001 per share (together, the “Series D and E Preferred Stock”), provide that such shares are automatically convertible into a number of shares of the Company’s Common Stock equal to the accrued value of the preferred shares (initially $28.50), plus any accrued dividends thereon, divided by the conversion price (initially $2.85 per share, subject to specified adjustments) upon the completion of both (i) approval of such conversion by the Company’s stockholders entitled to vote thereon (which occurred on December 19, 2019); and (ii) the receipt of all required authorizations and approval of a new listing application for the combined organization following the Company’s October 2019 acquisition of Oblong Industries, Inc. from the NYSE American or any such other exchange upon which the Company’s securities are then listed for trading. The Company has determined that this conversion condition will be completed in its entirety, and the Series D and E Preferred Stock will automatically convert to shares of Common Stock pursuant to their terms, effective upon the commencement of trading of the Common Stock on Nasdaq as described above.
    As of the date hereof, the Company has issued and outstanding 1,741,948 shares of Series D Preferred Stock and 134,477 shares of Series E Preferred Stock, convertible into 17,419,482 and 1,344,773 shares, respectively, of Common Stock after taking into consideration all accrued and unpaid dividends. Following the conversion of the Series D and E Preferred Stock, the Company expects to have issued and outstanding an aggregate of 26,618,184 shares of Common Stock and no shares of Preferred Stock.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release of Oblong, Inc. dated February 1, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OBLONG, INC.

Date: February 2, 2021                    By:    /s/ Peter Holst
Name: Peter Holst
Title: President & CEO